UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Definitive Proxy Statement

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Cue Biopharma, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 4, 2025 CUE BIOPHARMA, INC. 2025 Annual Meeting June 4, 2025 9:00 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/CUE2025 CUE BIOPHARMA, INC. 40 GUEST ST. BOSTON, MA 02135 V63554-P26855 You invested in CUE BIOPHARMA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the materials by requesting prior to May 21, 2025. If you would like to request a copy of the material for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote in Advance of the Meeting Vote by June 3, 2025 11:59 PM ET Visit www.ProxyVote.com Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 4, 2025 9:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/CUE2025 *Please check the meeting materials for any special requirements for meeting attendance. Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 210,000,000 to 310,000,000 and increase the number of authorized shares of our common stock from 200,000,000 to 300,000,000. For 2. The election of six nominees to the Board of Directors: Nominees: 2a. Daniel R. Passeri For 2b. Peter A. Kiener For 2c. Frank Morich For 2d. Pamela Garzone For 2e. Patrick Verheyen For 2f. Pasha Sarraf For 3. The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For 4. The approval, on a non-binding advisory basis, of the compensation of our named executive officers. For 5. The approval of the Cue Biopharma, Inc. 2025 Stock Incentive Plan. For NOTE: The proxies are authorized to vote, in their discretion, upon such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V63555-P26855